February 2022 Selecta Biosciences Corporate Presentation SELB

2Selecta Biosciences Corporate Presentation – Feb. 2022 Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (“the company”), including without limitation, statements regarding the progress of the clinical development of SEL-212, the potential of ImmTOR™ to reduce AAV vector immunogenicity and enable re-dosing of AAV gene therapy and other gene therapies without neutralizing antibody formation or loss of therapy expression, the anticipated timing of preclinical toxicology studies or other studies, including clinical trials, in AAV gene therapy, including when results from any study or trial will be available, other gene therapies and initiation of a clinical trial related thereto, the potential of an IL-2 mutein to combine with ImmTOR to target antigen-specific T regulatory cells, the potential of an IL-2 mutein to amplify the effects of ImmTOR generally, the company’s plans to develop product candidates to treat IgA Nephropathy and/or primary biliary cholangitis, the timing of commencement, completion, or enrollment of clinical trials for candidates to treat IgA Nephropathy and/or primary biliary cholangitis, the filing of INDs or other regulatory filings related thereto, the potential of SEL-212 to serve unmet needs in chronic refractory gout patients including sustained SUA reduction, reduced flares, and once monthly dosing, the anticipated timing for completing Phase 3 as well as the anticipated design of the Phase 3 program, the ability of the company’s ImmTOR technology to induce immune tolerance and mitigate antigen-specific neutralizing antibody formation, the scalability of the company’s manufacturing processes, the potential of ImmTOR to enable sustained therapeutic activity of biologic therapies, whether current evaluable SEL-212 patients will be predictive of future evaluable SEL-212 patients, whether maintained SUA level reduction correlates with low and/or negative drug-specific antibody titers, the potential of SEL-212 to significantly reduce tophi/heavy urate burden and/or rapidly eliminate tissue urate burden, whether SEL-212 has the ability to reduce gout flares frequency initially and over time during SEL-212 therapy, anticipated achievement of key milestones for the company’s chronic refractory gout and gene therapy programs, the company’s ability to execute on its strategic priorities, advance its ImmTOR platform, and grow its strategic partnerships, the potential of ImmTOR to enhance transgene expression, the potential of the company’s partnership with Asklepios BioPharmaceutical, Inc. to address unmet medical need in patients with rare diseases, anticipated collaboration with and the receipt of payments from Swedish Orphan Biovitrum AB (“Sobi”), the company’s expected cash position and runway, the billion dollar market potential of the chronic refractory gout market, the ability of the company’s ImmTOR platform to unlock the full potential of biologic therapies, the potential of SEL-212 to enable sustained efficacy in chronic refractory gout patients and resolve their symptoms, the potential treatment applications for products utilizing the ImmTOR platform in areas such as enzyme therapy and gene therapy, the potential of AAV and non-AAV gene therapies to transform the future in a variety of inherited and acquired diseases, the potential of the ImmTOR platform generally, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company’s ImmTOR technology, potential delays in enrollment of patients, or the ability of patients to continue in our clinical trials due to the COVID-19 outbreak, undesirable side effects of the company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the company’s inability to maintain its existing or future collaborations, proprietary programs, licenses or contractual relationships, the ability of Asklepios BioPharmaceutical, Inc. to develop products and make milestone payments, the ability of Sobi to make milestone payments, the company’s inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the possibility that the company’s recurring losses from operations and negative cash flows from operations could raise substantial doubt regarding its ability to continue as a going concern, substantial fluctuation in the price of its common stock, including fluctuation in the stock market generally and our stock price specifically due to the COVID-19 outbreak, the company’s strategy may change, and the company may not be able to effectively implement its current strategic plan, the size of the company’s workforce following the restructuring may not be sufficient, and the company may not be able to effectively attract or retain new employees, risks associated with the restructuring, such as employee claims and the risk that the actual financial and other impacts of the reduction could vary materially from the outcomes anticipated, the impact, if any, of the COVID-19 outbreak on the company’s operations, including supply chain and clinical trials, other COVID-19 related risks and other important factors discussed in the “Risk Factors” section of the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, and in other filings that the company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any obligation to update any forward-looking statements included in this presentation. Safe harbor / disclaimer

3Selecta Biosciences Corporate Presentation – Feb. 2022 PLACEHOLDER FOR SPLASH PAGE @Jess can you pull in design elements from the website for this page? Pioneering Precision Immune Tolerance

4Selecta Biosciences Corporate Presentation – Feb. 2022 Investment Highlights ImmTOR™ platform has potentially broad applicability • Precision immune tolerance platform has potential to restore self tolerance in autoimmune disease and overcome immunogenicity of gene therapies and biologics • Preclinical data indicates profound synergy of ImmTOR and engineered Treg-selective IL-2 to expand antigen-specific Tregs and improve durability of immune tolerance (ImmTOR-IL) Human proof of concept in biologics and gene therapy Diversified pipeline expanding to autoimmune disease Targeted partnerships to maximize platform value • SEL-212 in chronic refractory gout serves as proof of concept for ImmTOR platform with well over 400 patients dosed – Phase 3 DISSOLVE read out in Q4 2022 • Empty AAV study data in healthy volunteers showed the ability of ImmTOR to inhibit the formation of neutralizing antibodies to AAV capsids • SEL-302: IND for gene therapy program in methylmalonic acidemia (MMA) submitted in Q3 2021 • Advance Xork IgG Protease to mitigate pre-existing anti-AAV antibodies through IND-enabling studies • IgA nephropathy: clinical candidate selection & IND enabling studies • Advance the ImmTOR platform with IL-2 (ImmTOR-IL) for use in autoimmune disease • Funding into Q3 2023

5 ImmTOR Platform Precision Immune Tolerance

6Selecta Biosciences Corporate Presentation – Feb. 2022 ImmTOR is a precision immune tolerance platform with broad applicability ImmTOR combines nanoparticle technology with an FDA approved anti-inflammatory and immunomodulatory drug, and is designed to generate antigen-specific immune tolerance when combined with an antigen of interest

7Selecta Biosciences Corporate Presentation – Feb. 2022 ImmTOR could potentially be applied to restore self tolerance in autoimmune disease and overcome immunogenicity of gene therapies and biologics Autoimmune Disease Gene Therapies/Biologics

8Selecta Biosciences Corporate Presentation – Feb. 2022 ImmTOR-IL : ImmTOR plus IL-2 agonist ImmTOR-IL IL-2 agonist Synergistic activity of ImmTOR and a Treg-selective IL-2:  Observed to increase the magnitude and durability of antigen-specific Treg expansion when compared to either ImmTOR or IL-2 alone  Proof of concept human data of ImmTOR alone and IL- 2 alone lowers the translational risk and provides further confidence in the clinical utility of this synergistic approach  Potential to enable lower and fewer doses of ImmTOR, with applications across biologic therapies and autoimmune disease indications Evolution of the ImmTOR Platform ImmTOR

9Selecta Biosciences Corporate Presentation – Feb. 2022 Aiming to restore self tolerance to auto antigens and power biologics Biologic Therapies Gene Therapies Tolerogenic Therapies ImmTOR is designed to address the immunogenicity of biologics ImmTOR potentially enables redosing of transformative gene therapies ImmTOR could provide targeted immune tolerance to auto antigens Over 200,000 patients between IgAN and chronic refractory gout in the US alone1,2,3,4 Autoimmune disease affects more than 24M people in the US alone6 80% of rare disease has a known monogenic cause5 and most gene therapy trials use AAV vectors 1. https://www.orpha.net/data/patho/Pro/en/Berger-FRenPro10331.pdf 2. Arthritis & Rheumatology Vol. 71, No. 6, June 2019 pp 991-999 3. ARTHRITIS & RHEUMATISM Vol. 63, No. 10, October 2011, pp 3136–3141 4. American journal of therapeutics, 2012-11, Vol.19 (6), p.e157-e166 5. https://ncats.nih.gov/trnd/projects/gene-therapy 6. https://www.niehs.nih.gov/health/topics/conditions/autoimmune/index.cfm

A diversified and growing wholly-owned pipeline

Indication	Antigen	Preclinical	Phase 1	Phase 2	Phase 3	Recent and Upcoming Milestones	Commercial Rights
TOLEROGENIC THERAPIES							
Primary biliary cholangitis (PBC)	PDC-E2						Selecta Biosciences
Undisclosed							Selecta Biosciences
GENE THERAPIES							
Methylmalonic acidemia (MMA)	AAV (serotype undisclosed)	SEL-302				IND filed Q3 2021	Selecta Biosciences
Ornithine Transcarbamylase (OTC) Deficiency	AAV-hOTC	SEL-313					Selecta Biosciences
Gene therapy	IgG protease IdeXork (Xork)						Selecta Biosciences
BIOLOGIC THERAPIES							
IgA nephropathy (IgAN)						Candidate Selection 2022	Selecta Biosciences

Selecta Biosciences
Selecta Biosciences Corporate Presentation – Feb. 2022 10

Unlocking the value of our platform through collaborations

Selecta has entered strategic transactions to further optimize the value of the ImmTOR platform

Collaboration	AskBio	Sobi	Sarepta	Cyrus	Takeda	Genovis	Ginkgo Bioworks	Ginkgo Bioworks
Year	2019	2020	2020	2021	2021	2021	2021	2022
ImmTOR Approach	Gene Therapy	Biologic	Gene Therapy	Autoimmune	Gene Therapy	Gene Therapy	Biologic	Gene Therapy
Agreement	Strategic Collaboration and License Agreement	License Agreement (Global, ex. China)	Research Option and License Agreement (Global)	Collaboration to engineer proprietary IL-2 protein agonists	Strategic licensing agreement to develop targeted, next-generation gene therapies	Strategic licensing agreement to enable the dosing of gene therapies	Strategic licensing agreement to develop targeted, next-generation enzyme therapies	Strategic licensing agreement to develop next-generation AAV Capsids
Indications	Pompe/ Undisclosed	Chronic refractory gout	DMD and certain LGMD subtypes	Autoimmune and deleterious immune indications	Lysosomal storage disorders	AAV Mediated Gene Therapies	Undisclosed	Undisclosed

Indication	Antigen	Preclinical	Phase 1	Phase 2	Phase 3	Recent/Upcoming Milestones	Commercial Rights
Chronic Refractory Gout	Pegadricase	SEL-212				Phase 3 data H2 2022	Sobi
Pompe disease	Undisclosed						AskBio
Duchenne muscular dystrophy (DMD)	Undisclosed						Sarepta
Limb-girdle muscular dystrophy (LGMD)	Undisclosed						Sarepta
Two indications for lysosomal storage disorders	Undisclosed						Takeda

Selecta Biosciences

Selecta Biosciences Corporate Presentation – Feb. 2022 11

12 Restoring Self-Tolerance in Autoimmune Disease

Striving to restore self-tolerance in autoimmune diseases

ImmTOR + IL-2 has the potential to be a best-in-class approach

THE
Challenges

» The current standard of care for autoimmune diseases is broad immunosuppression, which is associated with side effects and leaves patients vulnerable to serious infection and malignancies

There is a significant need for antigen-specific therapies that can induce immune tolerance to pathogenic autoantigens without the need for chronic and systemic immune suppression.

THE
Solution

» Our approach to autoimmune disease is designed to restore natural self-tolerance by administering ImmTOR with nanoparticle-encapsulated self-antigens thus avoiding the need for chronic and systemic immune suppression

By developing a proprietary Treg-selective IL-2 to combine with ImmTOR and autoantigens Selecta is advancing our precision immune tolerance platform with the aim of expanding antigen-specific Tregs and enhancing durability of tolerance

THE
Opportunity

» There are roughly 80 autoimmune conditions that affect as much as 4.5% of the world's population*. 24M+ individuals in the US alone are affected by autoimmune diseases**

*"Autoimmune Disease, by the Numbers" in Scientific American 325, 3, 31-33 (September 2021), doi:10.1038/scientificamerican0921-31
**https://www.niehs.nih.gov/health/topics/conditions/autoimmune/index.cfm

Selecta Biosciences
Selecta Biosciences Corporate Presentation – Feb. 2022 13

Expanding the platform by amplifying the effect of ImmTOR with IL-2

ImmTOR was observed to increase the level and durability of Treg expansion

- Synergistic activity in increasing the percentage and durability of Treg expansion in the spleen
- Opportunity to restore tolerance in a wide range of autoimmune diseases
- Potential to create a "best in class" IL-2 therapy by combining it with ImmTOR

Splenic regulatory T cells


Day 4
Day 7
Day 14
CD4+CD25+FoxP3+ (%, of CD4+)
60
50
40
30
20
10
0
20
10
ImmTOR
IL-2 mutein
ImmTOR + IL-2 mutein
Untreated control

C57BL/6 mice (n=7/group) were untreated or were treated with ImmTOR alone, IL-2 mutein alone, or a combination of ImmTOR + IL-2 mutein.

Expansion of CD4+, CD25+, FoxP3+ T regulatory cells in the spleen was assessed 4, 7 and 14 days after treatment.

Selecta Biosciences

Selecta Biosciences Corporate Presentation – Feb. 2022 14

15Selecta Biosciences Corporate Presentation – Feb. 2022 Induction and expansion of antigen-specific Treg Observed a significant expansion of antigen-specific Treg* with a single dose of ImmTOR in combination with an IL-2 mutein + antigen C D 4+ C D 25 + F o x P 3+ ( % , o f C D 4 + C D 45 .2 + ) 0 10 20 30 40 50 60 70 Total splenic Tregs C D 4+ C D 25 + F o x P 3 + ( % , o f C D 4 + C D 45 .1 + ) ImmTOR IL-2 mutein + + + + + + + + + +Ovalbumin + + + + + + + + + + *study conducted in wildtype mice With superior expansion and durability of total Tregs, Selecta potentially has a best in class IL-2 therapy. However, with an approximately 3- fold increase in antigen-specific Tregs, this data shows the opportunity to enable a “first in class” therapy for autoimmune disorders

Superior anti-AAV antibody inhibition observed when IL-2 is combined with ImmTOR

Clear dose sparing effect seen when IL-2 mutein is combined with ImmTOR*

Day 0	2.7E12 vg/kg AAV8-SEAP +/- ImmTOR +/- IL-2 mutein
Day 56	5.0E12 vg/kg AAV8-SEAP +/- ImmTOR +/- IL-2 mutein



No immunotherapy
50 μg ImmTOR
100 μg ImmTOR
200 μg ImmTOR
9 μg IL-2 mutein
50 μg ImmTOR + 9 μg IL-2 mutein
100 μg ImmTOR + 9 μg IL-2 mutein
200 μg ImmTOR + 9 μg IL-2 mutein
2nd dose
Anti-AAV IgG (OD 450-570)
0.0
0.5
1.0
1.5
2.0
12 19 33 47 61 75 91 104 117
Days post-infusion

*study conducted in wildtype mice

Selecta Biosciences Corporate Presentation – Feb. 2022 16

17Selecta Biosciences Corporate Presentation – Feb. 2022 Hepatic regulatory T cells Tolerogenic liver sinusoidal endothelial cells We believe ImmTOR is ideally suited to address PBC PBC is a T-cell mediated disease driven by a well-defined antigen, ImmTOR biodistributes to the liver and induces a tolerogenic environment, ImmTOR shows hepatoprotective properties in liver injury models • Autoimmune disorder where the body mistakenly attacks tissue in the liver, leading to inflammation, damage and scarring of the small bile ducts • More common in women, PBC is one of the most common autoimmune diseases affecting nearly 1:1000 women over the age of 401 • Patients with PBC are desperately in need of a highly-targeted, liver-directed approach to treating the root cause of the disorder An ImmTOR-based approach to treating primary biliary cholangitis (PBC) Selecta intends to co-administer ImmTOR with PDC-E2, the autoantigen implicated in PBC PD -L 1+ C D 80 lo w CD 86 lo w (% ) 0 5 10 15 **** ImmTOR Untreated CD 4+ C D 25 H i P D -1 + (% ) Hepatoprotective in Con A liver inflammation model 1. https://rarediseases.org/rare-diseases/primary-biliary-cholangitis/

18 Gene Therapy

AAV gene therapies are coming of age but still have challenges

Selecta has platform technologies to potentially address many key challenges facing the modality

THE
Challenges

» The formation of neutralizing antibodies (NAbs) after AAV vector administration prevents redosing due to the potentially dangerous immune response that would follow a second or third gene therapy administration. Adverse patient events related to high vector doses is inextricably linked to immunogenicity*

Pre-existing immunity to AAV vectors excludes significant numbers of patients who would potentially benefit from treatment by AAV gene therapies.

THE
Solution

» ImmTOR – Human proof of concept shows the ability of ImmTOR to inhibit the formation of neutralizing antibodies to AAV vectors. Extensive preclinical work shows the potential for improved and more durable transgene expression upon the first dose and potential hepatoprotective benefits of ImmTOR

Xork – Cleaves human IgG specifically and efficiently, but shows low cross reactivity to human sera potentially opening up a treatment window for those with pre-existing immunity to AAV vectors

THE
Opportunity

» Xork could potentially make patients with pre-existing immunity to AAV vectors eligible for treatment.

ImmTOR, by inhibiting the formation of neutralizing antibodies, could make redosing of gene therapies possible. Functional benefit could be maintained or restored with additional doses. Safer and more efficacious dosing regimens could be implemented.

Selecta has partnered its technologies with leading gene therapy companies

Selecta Biosciences

*Flotte TR. 2020. Hum Gene Ther 31:398-399.

Selecta Biosciences Corporate Presentation – Feb. 2022 19

20Selecta Biosciences Corporate Presentation – Feb. 2022 Potential for ImmTOR to enhance AAV gene therapies Safer, more durable AAV gene therapy treatments are within reach

21Selecta Biosciences Corporate Presentation – Feb. 2022 Aiming to simultaneously address two key challenges in AAV gene therapy + = ImmTOR Xork • Potential to increase the number of patients eligible for gene therapy by mitigating pre-existing anti-AAV antibodies • Potential to enable re-dosing by mitigating the de novo formation of anti-AAV antibodies IdeS Xork Human IgG + + + + + Cleavage of human IgG Pre-existing anti-IgG protease Antibodies in human serum Intact IgG Cleaved F(ab’)2 • Xork is an IgG protease derived from a non- human pathogen • Xork cleaves human IgG specifically and efficiently, but shows low cross reactivity to human sera The combination of ImmTOR and Xork could make gene therapy both accessible and re-dosable

ImmTOR could enable safer, more efficacious gene therapy treatments

ImmTOR is designed to be dose sparing – a key safety consideration and manufacturing benefit

ImmTOR has been shown to enhance transgene expression after first and second doses of AAV

Repeat dosing enabled by ImmTOR is dose sparing



Day 0
5e11 vg/kg AAV-SEAP
5e11 vg/kg AAV-SEAP + ImmTOR
25e11 vg/kg AAV-SEAP
Day 70
5e11 vg/kg AAV-SEAP
5e11 vg/kg AAAV-SEAP + ImmTOR
25e11 vg/kg AAV-SEAP
Two doses of 5e11 vg/kg with ImmTOR provides comparable expression as single dose of 25e11 vg/kg
SEAP (RLU)
40000
30000
20000
10000
0
AAV dose
(x 10¹¹ vg/kg)
5
5
25
2nd dose
d70
19
61
77
151
Time after initial AAV treatment (d)

Ilyinskii et al., Science Advances, 2021

Selecta Biosciences Corporate Presentation – Feb. 2022 22

23Selecta Biosciences Corporate Presentation – Feb. 2022 Single dose ImmTOR inhibited formation of anti-AAV8 NAb at day 30 100% of subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:25 at Day 30 67% of subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:5 at Day 30 2000 1000 100 10Lo g 1 0 N Ab T ite rs Titer 1:5 Titer 1:25 1 Log10 Scale 2000 1500 1000 500 0 N Ab T ite rs Linear Scale Empty Capsid (n=8) Empty Capsid + 0.15 mg/kg ImmTOR (n=9) Empty Capsid + 0.3 mg/kg ImmTOR (n=6)

24Selecta Biosciences Corporate Presentation – Feb. 2022 Single dose ImmTOR inhibited formation of median anti-AAV8 NAb in a dose- dependent manner at day 30 1:5 Median NAb titers in subjects dosed with 0.3 mg/kg ImmTOR at Day 30 250-fold lower median NAb titers in subjects dosed with 0.3 mg/kg ImmTOR at Day 30 Median Titer 1:1250 1:25 1:5M ed ia n Lo g 1 0 N Ab T ite rs 1000 100 10 1 10000 100000 Days 10 20 300 250-Fold Difference 50-Fold Difference Empty Capsid (n=8) Empty Capsid + 0.15 mg/kg ImmTOR (n=9) Empty Capsid + 0.3 mg/kg ImmTOR (n=6)

25Selecta Biosciences Corporate Presentation – Feb. 2022 Subjects treated with a single dose of ImmTOR developed delayed NAb formation by day 90 2 of 6 subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:25 at Day 90 1 of 6 subjects dosed with 0.3 mg/kg ImmTOR had NAb titers ≤1:5 at Day 90 Titer 1:25 Day 90 Day 30 Empty Capsid (n=8) Empty Capsid + 0.15 mg/kg ImmTOR (n=9) Empty Capsid + 0.3 mg/kg ImmTOR (n=6) Titer 1:5 Two additional doses of ImmTOR may be required to maintain control beyond Day 30

Empty capsid data in-line with single dose ImmTOR NHP data at day 90

Three monthly doses of ImmTOR provides durable inhibition of NAbs in NHP


Human
Single dose
1000000
100000
10000
1000
100
10
1
Log10 NAb Titers
AAV8-EC
+
ImmTOR
D0


Nonhuman Primate1
Single Dose
Three Doses
100000
10000
1000
100
10
1
Log10 NAb Titers
AAV8-SEAP
+
ImmTOR
D0
AAV8-SEAP
+
ImmTOR
D0, 28, 56

Target For Redosing


200+
Failure
50-200
Intermediate
1-50
Target
Titers too high for re-dosing
Antibody levels may interfere with efficient re-dosing**
Patients eligible for re-dosing*
(Zolgensma eligibility: ≤1:50)

** May be dependent on gene therapy dose*

*** Ancillary approaches such as IgG protease pre-treatment may be required for re-dosing*

[1]ESGCT 2021 Poster 003

Selecta Biosciences

Selecta Biosciences Corporate Presentation – Feb. 2022 26

27Selecta Biosciences Corporate Presentation – Feb. 2022 Summary and conclusions  AAV8 empty capsids elicited a strong immune response with peak median anti-AAV8 NAb titers of 1:6875  ImmTOR inhibited the formation of anti-AAV8 NAb in a dose-dependent manner at Day 30  After Day 30, 2 of 6 subjects treated with 0.3 mg/kg ImmTOR maintained NAb titers ≤25, while remaining ImmTOR- treated subjects showed delayed formation of NAb reaching control levels by Day 90  Animal studies suggest that if NAb are inhibited at Day 30, administration of two additional monthly doses of ImmTOR may maintain control of NAb beyond 90 days  Safety findings included AEs previously observed with ImmTOR (Stomatitis & Rash). Asymptomatic and transient laboratory changes in subjects receiving ImmTOR were seen in 2 subjects with mild to moderate thrombocytopenia and 1 subject with grade 3 hypertriglyceridemia  This promising study in healthy volunteers provides support for the potential use of ImmTOR for the inhibition of neutralizing antibodies to AAV8 in gene therapy clinical trials

28Selecta Biosciences Corporate Presentation – Feb. 2022 SEL-302 - Gene therapy program for the treatment of MMA IND filed in Q3 2021 • Methylmalonic acidemia (MMA) is a rare monogenic metabolic disease with a potential live birth incidence of between 1:25,000 and 1:48,000 1 • Majority of patients have mutations in the mitochondrial methylmalonyl-CoA mutase (MUT) gene • Metabolic instability, particularly in the liver, can cause hyperammonemia and production of other toxic metabolites • Metabolic crisis can cause irreversible neurocognitive damage, stunted growth, chronic kidney disease and premature death • Only effective treatment is liver transplantation at an early age • Selecta is developing an AAV gene therapy combined with ImmTOR for the treatment of MMA (SEL-302) Mitochondria Cytoplasm branch chain amino acids odd chain fatty acids propionate propionyl-CoA D-methylmalonyl-CoA L-methylmalonyl-CoA succinyl-CoA PCC MCEE MUT Citric Acid Cycle 2-methylcitrate methylmalonic acid 1. https://www.genome.gov/Genetic-Disorders/MMA-Study-General-Information

29 Biologics

Biologic therapies potentially enhanced by ImmTOR

Unlocking their full potential by potentially ameliorating unwanted immune responses

THE
Challenges

» Many biologics can be highly immunogenic resulting in suboptimal responses to the standard of care due to the development of anti-drug antibodies (ADAs) after multiple treatments

Patients that develop an immune response to the current standard of care may be forced to discontinue treatment or experience adverse reactions

THE
Solution

» ImmTOR, co-administered with immunogenic therapeutic enzymes, has the potential to ameliorate an immune response to the biologic treatment allowing patients to stay on therapy longer

Human data in both immunogenic enzymes and gene therapy AAV empty capsids shows the promise of ImmTOR in enhancing biologics

THE
Opportunity

» The use of ImmTOR as an adjunct to biologic therapies offers a promising approach to minimize the healthcare and economic burden of ADAs

Extensive human data and significant safety data base across multiple biologics demonstrates the broad potential applicability of the technology in immunogenic biologics.

Selecta Biosciences

*Sands, E., Kivitz, A., DeHaan, W. et al. Tolerogenic nanoparticles mitigate the formation of anti-drug antibodies against pegylated uricase in patients with hyperuricemia. Nat Commun 13, 272 (2022). https://doi.org/10.1038/s41467-021-27945-7

Selecta Biosciences Corporate Presentation – Feb. 2022 30

31Selecta Biosciences Corporate Presentation – Feb. 2022 Pegadricase is highly immunogenic when given alone Pegadricase is a highly immunogenic enzyme with most patients treated with pegadricase alone developing anti-drug antibodies within 2 weeks after a single treatment Days after treatment 0 5 10 15 20 25 30 10 5 An ti- ur ic as e Ab 10 4 10 3 10 2 10 1 5 monthly doses SEL-212* Pegadricase 0.2 mg/kg ImmTOR 0.1 or 0.15 mg/kg * Data from 5 monthly dosing cohorts of the SEL-212/201 trial **Data from pegadricase alone cohorts from the SEL-037/101, SEL-212/101, and SEL-212/201 trials ImmTOR was shown to ameliorate the immune response to pegadricase and was generally well-tolerated resulting in sustained control of serum uric acid (SUA) Pegadricase alone** Pegadricase 0.2 or 0.4 mg/kg Pegadricase alone 15% (3/19) 66% (21/32) SEL-212 (combination of pegadricase + ImmTOR) SEL-212 is a late-stage enzyme therapy program in chronic refractory gout ImmTOR markedly improved patient response to the enzyme pegadricase in a Phase 2 trial Anti-uricase ADAs Only 15% of patients treated with pegadricase alone maintain control of serum uric acid (SUA) after four weeks of therapy

Patients most in need reaped greater benefits from our therapy

Observed a delta of 19% points for SEL-212 versus pegloticase for patients with visible tophi at baseline

Patients with tophi at baseline:

- Represent the most severely affected population of gout patients
- Are less likely to achieve target SUA levels on conventional oral lowering therapies and have increased gout-related emergency room visits, hospitalizations, gout-related surgeries, and co-morbidities
- Have increased prevalence of swollen and tender joints and chronic kidney disease
- Have increased risk of mortality

Evaluation Period (Month)	Data Set	SEL-212		pegloticase		Treatment Difference[2]
		n[1]	Responder Percent	n[1]	Responder Percent	Percentage pts
Month 3 and 6 combined	PP	26	58%	26	39%	19
	ITT	35	57%	34	42%	16

1. Number of patients with tophi with Responder Assessment
2. Treatment difference = SEL-212 percent responder - pegloticase percent responder. Rounded to nearest integer

Sources: Khanna et al Arthr Rheumatol 2016, 68, suppl 10; Edwards et al, Rheumatol 2019; Vincent et al J Rheumatol 2017; Perez-Ruiz, Ann Rheum Dis 2014

Selecta Biosciences

Selecta Biosciences Corporate Presentation – Feb. 2022 32

SEL-212 phase 3 DISSOLVE program design

Evaluating SEL-212 in a pivotal phase 3 program versus placebo, with topline data expected in Q4 2022

- 2 double blinded placebo-controlled trials of SEL-212 (0.1 mg/kg & 0.15 mg/kg ImmTOR)
  - Both studies have a 6-month primary endpoint of serum uric acid (SUA) < 6 mg/dL at month 6, and DISSOLVE I has a 6-month safety extension; secondary endpoints include tender and swollen joint counts, tophus burden, patient reported outcomes of activity limitation and quality of life and gout flare incidence
- Randomized 1:1:1 against Placebo with between 210 and 240 treated subjects
- Dissolve 1 fully enrolled as of Q4 2021


STUDY 1
N = up to 40 SUBJECTS / ARM
DISSOLVE I
SEL-212 - 0.1/0.2 mg/kg
SEL-212 - 0.15/0.2 mg/kg
Placebo
STUDY 2
N = up to 40 SUBJECTS / ARM
DISSOLVE II
SEL-212 - 0.1/0.2 mg/kg
SEL-212 - 0.15/0.2 mg/kg
Placebo
Baseline
6 Months: Primary Efficacy Endpoint
12 Months

Selecta Biosciences
Selecta Biosciences Corporate Presentation – Feb. 2022 33

34Selecta Biosciences Corporate Presentation – Feb. 2022 Opportunity to address unmet medical needs for the treatment of IgAN • Immunoglobulin A nephropathy (IgAN) is a leading cause of chronic kidney disease (CKD) and renal failure with 30-40% of patients reaching end-stage renal disease; approximately 100,000 patients in the U.S. and only one approved therapy • Caused by deposits of the protein immunoglobulin A (IgA) inside the filters (glomeruli) in the kidney which may lead to presence of blood (hematuria) and protein (proteinuria) in urine and progressive renal insufficiency/failure • Current treatments fail to address the root cause of the disease and are focused on protecting the kidney from further damage by reducing IgA1 production, controlling blood pressure, cholesterol, and inflammation • Selecta is developing a candidate for the treatment of IgAN combining ImmTOR with an IgA protease to remove injurious IgA from kidneys and improve markers of renal dysfunction

Combining ImmTOR with IgA protease for the treatment of IgAN

Building on the clinical data from the SEL-212 program and strong preclinical data in IgA

- Selecta intends to co-administer ImmTOR with its proprietary IgA protease to address IgA nephropathy
- Mice expressing human IgA1 and sCD89 develop spontaneous IgA nephropathy
- Treatment with IgA protease clears glomerular IgA1 deposits and associated inflammation and hematuria
- IgA Protease candidate selection and initiation of IND enabling studies in 2022



D-2 D-1 D0
1 Week
euthanized
3 Injections of IgA1-P
HEMATURIA
Hematuria (RBC/mL)
3x10⁵
2x10⁵
1x10⁵
0
*
*
Pre Post
1.25 mg/kg
IgA protease
Pre Post
5 mg/kg
IgA protease

Adapted from Lechner et al., ***J Am Soc Nephrol***, 2016.



Saline
IgA protease
5mg/kg IV
Glomerular
IgA1 deposits
Complement
deposition
Fibronectin

Selecta Biosciences

Selecta Biosciences Corporate Presentation – Feb. 2022 35

36 Corporate

37Selecta Biosciences Corporate Presentation – Feb. 2022 Peter G. Traber, M.D. Chief Medical Officer Experienced management team positions Selecta for success Lloyd Johnston, Ph.D. Chief Operations Officer Carsten Brunn, Ph.D. President and CEO Kei Kishimoto, Ph.D. Chief Scientific Officer Kristen Baldwin Chief People Officer Kevin Tan Chief Financial Officer Matthew Bartholomae General Counsel

Financial information at-a-glance

Company has funding into the third quarter of 2023

~$140.0 MILLION

Cash on hand as of September 30, 2021[(1)]



Current funding expected to support development across pipeline programs including:

- Phase 1 clinical trial initiation and preliminary SEL-302 data in MMA
- Enzyme candidate selection and IND enabling studies in IgA Nephropathy
- Develop a proprietary IL-2 mutein to combine with ImmTOR. Advance and expand our immune tolerance platform into autoimmune disease
- Top-line data from Phase 3 DISSOLVE program of SEL-212 in chronic refractory gout
- Advance autoimmune disease program in PBC

(1) Includes cash, cash equivalents, marketable securities and restricted cash.

Selecta Biosciences

Selecta Biosciences Corporate Presentation – Feb. 2022 38

39Selecta Biosciences Corporate Presentation – Feb. 2022 Investment Highlights ImmTOR™ platform has potentially broad applicability • Precision immune tolerance platform has potential to restore self tolerance in autoimmune disease and overcome immunogenicity of gene therapies and biologics • Preclinical data indicates profound synergy of ImmTOR and engineered Treg-selective IL-2 to expand antigen-specific Tregs and improve durability of immune tolerance (ImmTOR-IL) Human proof of concept in biologics and gene therapy Diversified pipeline expanding to autoimmune disease Targeted partnerships to maximize platform value • SEL-212 in chronic refractory gout serves as proof of concept for ImmTOR platform with well over 400 patients dosed – Phase 3 DISSOLVE read out in Q4 2022 • Empty AAV study data in healthy volunteers showed the ability of ImmTOR to inhibit the formation of neutralizing antibodies to AAV capsids • SEL-302: IND for gene therapy program in methylmalonic acidemia (MMA) submitted in Q3 2021 • Advance Xork IgG Protease to mitigate pre-existing anti-AAV antibodies through IND-enabling studies • IgA nephropathy: clinical candidate selection & IND enabling studies • Advance the ImmTOR platform with IL-2 (ImmTOR-IL) for use in autoimmune disease • Funding into Q3 2023

40 Contact: SELECTA BIOSCIENCES, INC. 65 Grove Street Watertown, MA 02472 617-923-1400 info@selectabio.com